-----------------------------------
                            AMENDMENT AGREEMENT NO. 3

                          Dated as of December 28, 2000

                                  in respect of

                         FERRELLGAS, LP TRUST NO. 1999-A

                             PARTICIPATION AGREEMENT

                          Dated as of December 1, 1999

                       -----------------------------------







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                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE

SECTION 1.                 AMENDMENT OF PARTICIPATION AGREEMENT...................................................1

       Section 1.1.        Amendment to Section 5.21..............................................................1
       Section 1.2.        Amendment to Appendix I................................................................2

SECTION 2.                 REPRESENTATIONS OF THE LESSEE..........................................................2


SECTION 3.                 AUTHORIZATION AND DIRECTION............................................................2


SECTION 4.                 EFFECTIVENESS..........................................................................3


SECTION 5.                 FEES AND EXPENSES......................................................................3


SECTION 6.                 MISCELLANEOUS..........................................................................3

       Section 6.1.        Construction...........................................................................3
       Section 6.2.        References.............................................................................3
       Section 6.3.        Headings and Table of Contents.........................................................3
       Section 6.4.        Counterparts...........................................................................3
       Section 6.5.        Governing Law..........................................................................4


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                                       -4-

                            AMENDMENT AGREEMENT NO. 3

         THIS AMENDMENT AGREEMENT NO. 3 dated as of December 28, 2000 (this "Amendment") is among FERRELLGAS, LP, a Delaware limited partnership (the "Lessee"), FERRELLGAS, INC., a Delaware corporation (the "General Partner"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, in its individual capacity and in its capacity as certificate trustee under the Trust Agreement referred to below (the "Certificate Trustee"), FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada banking corporation (the "Agent"), the Persons named on Schedule I hereto who are signatories hereto, as Certificate Purchasers (the "Certificate Purchasers") and the Persons named on Schedule II hereto who are signatories hereto, as Lenders (the "Lenders").

                                    RECITALS:

          A. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Participation Agreement (as hereinafter defined and as amended hereby).

     B. The Lessee, the General Partner, the Certificate Trustee, the Agent, Banc of America Leasing & Capital, LLC, as the original Certificate Purchaser and the original Lender, have heretofore entered into that certain Participation Agreement dated as of December 1, 1999, as amended by that certain Omnibus Amendment Agreement dated as of February 4, 2000 ("Amendment No. 1") and that certain Omnibus Amendment Agreement No. 2 dated as of April 18, 2000 ("Amendment No. 2") (as so amended by Amendment No. 1 and Amendment No. 2, the "Participation Agreement").

          C. The Lessee, the General Partner, the Certificate Trustee, the Agent, the Certificate Purchasers and the Lenders now desire to amend the Participation Agreement in the respects, but only in the respects, hereinafter set forth.

         NOW, THEREFORE, the Lessee, the General Partner, the Certificate Trustee, the Agent, the Certificate Purchasers and the Lenders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.           AMENDMENT OF PARTICIPATION AGREEMENT.

         Section 1.1. Amendment to Section 5.21. Clause (z) of the second proviso of Section 5.21 of the Participation Agreement shall be and is hereby amended and restated in its entirety to read as follows:

         "(z)  the  aggregate   amount  of   Indebtedness   of  Lessee  and  its
         Subsidiaries through one or more SPEs in connection with Accounts Receivable Securitizations at any one time outstanding shall not exceed
         (i) during the period from December 28, 2000 through and including April 30, 2001, $100,000,000 and (ii) at any other time, $60,000,000."

         Section 1.2. Amendment to Appendix I. The definition of the term "Permitted Lessee Investments" set forth in Appendix I to the Participation Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                           "Permitted   Lessee   Investments"   means   (a)  any
                  Investments in Cash Equivalents; (b) any Investments in Lessee or (subject to the provisions of Section 5.37) in a Restricted Subsidiary of Lessee that is a Guarantor; (c) Investments by Lessee or any Restricted Subsidiary of Lessee in a Person in compliance with the other provisions of this Agreement, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary of Lessee and a Guarantor or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, Lessee or a Restricted Subsidiary of Lessee that is a Guarantor; (d) Investments by Lessee or any Restricted Subsidiary in Unrestricted Subsidiaries and Joint Ventures; provided that the amount of cash or property contributed, loaned or otherwise advanced by Lessee or such Restricted Subsidiaries in respect of such Investments may not exceed at any time an aggregate amount equal to the greater of
                  (i) $15,000,000 and (ii) 10% of Consolidated Cash Flow for the most recently ended four fiscal quarters of Lessee and (e) contributions of accounts receivable made by Lessee or any Restricted Subsidiary to SPEs in connection with Accounts Receivable Securitizations permitted by Section 5.21; provided that the aggregate amount of accounts receivable so contributed, (net of cash dividends made by such SPEs to Lessee or the Restricted Subsidiaries within one Business Day of any such contribution) shall not exceed $30,000,000 at any time outstanding.

SECTION 2.           REPRESENTATIONS OF THE LESSEE.

         As of the date hereof, Lessee represents and warrants as follows:

         (a) all representations and warranties set forth in the Participation Agreement, as amended by this Amendment, are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full; and

         (b)    no Lease Default or Lease Event of Default exists.

SECTION 3.           AUTHORIZATION AND DIRECTION.

         The Certificate Purchaser, by its execution hereof, authorizes the Certificate Trustee to execute and deliver this Amendment.

SECTION 4.           EFFECTIVENESS.

         This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

         (a) The Lessee, the General Partner, the Certificate Trustee, the Agent and the Required Participants shall have executed this Amendment;

         (b) The reasonable fees and expenses of the Certificate Purchasers (including the fees and expenses of their special counsel) shall have been paid in accordance with Section 5 hereof; and

         (c) All proceedings taken in connection with this Amendment and any documents relating thereto shall be reasonably satisfactory to Agent, Certificate Trustee and the Required Participants and their respective counsel, and each such Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

SECTION 5.           FEES AND EXPENSES.

         Lessee agrees to pay all the reasonable fees and expenses of the Certificate Purchasers in connection with the negotiation, preparation, approval, execution and delivery of this Amendment (including the fees and expenses of their special counsel).

SECTION 6.           MISCELLANEOUS.

         Section 6.1. Construction. This Amendment shall be construed in connection with and as part of the Participation Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Participation Agreement are hereby ratified and shall be and remain in full force and effect.

         Section 6.2. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Participation Agreement without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

         Section 6.3. Headings and Table of Contents. The headings of the Sections of this Amendment and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Amendment.

     Section 6.4. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

         SECTION 6.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING
CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE).

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Ferrellgas, LP Trust No. 1999-A

         IN WITNESS WHEREOF, the Lessee, the General Partner, the Certificate Trustee, the Agent, the Certificate Purchasers and the Lenders have caused this instrument to be executed, all as of the day and year first above written.

Lessee:                               FERRELLGAS, LP, as Lessee

                                      By Ferrellgas, Inc., its General Partner

                                      By:

                                      Name: Kenneth A. Heinz
                                      Title: Assistant Treasurer

General Partner:                      FERRELLGAS, INC.


                                       By:

                                       Name: Kenneth A. Heinz
                                       Title: Assistant Treasurer

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Certificate Trustee:       FIRST SECURITY BANK, NATIONAL ASSOCIATION, in its
                           individual capacity and as Certificate Trustee




                                       By:
                                       Name:
                                       Title:




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Agent:                        FIRST SECURITY TRUST COMPANY OF NEVADA, not in its
                              individual capacity except as expressly stated herein, but solely as Agent




                               By:
                               Name:
                               Title:


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Certificate Purchaser:    TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION,
                          as Certificate Purchaser

                          By:
                          Name:
                          Title:

Certificate Purchaser:  HELLER FINANCIAL LEASING, INC., as Certificate Purchaser




                         By:
                         Name:
                         Title:


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Lender:                  BANC OF AMERICA LEASING & CAPITAL, LLC, as Lender




                         By:
                         Name:
                         Title:


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Lender:                 TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION,
                        as Lender

                        By:
                        Name:
                        Title:



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Lender:                 PARIBAS, as Lender

                        By:
                        Name:
                        Title:


                        By:
                        Name:
                        Title:

Lender:                  HELLER FINANCIAL LEASING, INC., as Lender




                         By:
                         Name:
                         Title:


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Lender:                   DIME COMMERCIAL CORP., as Lender

                          By:
                          Name:
                          Title:

Lender:                   BANK ONE, N.A. (Chicago Office), as Lender




                           By:
                           Name:
                           Title:

Lender:                    THE FUJI BANK, LIMITED, as Lender



                            By:
                            Name:
                            Title:

Lender:                     LASALLE BANK NATIONAL ASSOCIATION, as Lender




                            By:
                            Name:
                            Title:

Lender:                      FIRSTAR BANK, N.A., as Lender

                             By:
                             Name:
                             Title:



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Syndication Agent:         BANK ONE, N.A. (Chicago Office), as Syndication Agent




                             By:
                             Name:
                             Title:



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Documentation Agent:       BANC OF AMERICA LEASING & CAPITAL, LLC,  as
                           Documentation Agent

                           By:
                           Name:
                           Title:


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                                       -1-

                                   SCHEDULE I

                            [CERTIFICATE PURCHASERS]

                                   SCHEDULE II

                                    [LENDERS]